PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2017
Property, plant and equipment [abstract]
PROPERTY, PLANT AND EQUIPMENT
PROPERTY, PLANT AND EQUIPMENT

ACCOUNTING POLICY
Recognition and measurement, including depreciation
We measure property, plant and equipment upon initial recognition at cost and begin recognizing depreciation when the asset is ready for its intended use. Subsequently, property, plant and equipment is carried at cost less accumulated depreciation and accumulated impairment losses.

Cost includes expenditures (capital expenditures) that are directly attributable to the acquisition of the asset. The cost of self-constructed assets includes:

•	the cost of materials and direct labour;

•	costs directly associated with bringing the assets to a working condition for their intended use;

•	expected costs of decommissioning the items and restoring the sites on which they are located (see note 19); and

•	borrowing costs on qualifying assets.

We depreciate property, plant and equipment over its estimated useful life by charging depreciation expense to net income as follows:

Asset	Basis	Estimated useful life
Buildings	Diminishing balance	5 to 40 years
Cable and wireless network	Straight-line	3 to 40 years
Computer equipment and software	Straight-line	4 to 10 years
Customer premise equipment	Straight-line	3 to 5 years
Leasehold improvements	Straight-line	Over shorter of estimated useful life or lease term
Equipment and vehicles	Diminishing balance	3 to 20 years

We recognize all costs related to subscriber acquisition and retention in net income as incurred, except connection and installation costs that relate to the cable network, which are capitalized and depreciated over the expected life of the Cable customer.

We calculate gains and losses on the disposal of property, plant and equipment by comparing the proceeds from the disposal with the item's carrying amount and recognize the gain or loss in net income.

We capitalize development expenditures if they meet the criteria for recognition as an asset and amortize them over their expected useful lives once the assets to which they relate are available for use. We expense research expenditures, maintenance costs, and training costs as incurred.

Impairment testing
We test non-financial assets with finite useful lives for impairment whenever an event or change in circumstances indicates that their carrying amounts may not be recoverable. The asset is impaired if the recoverable amount is less than the carrying amount. If we cannot estimate the recoverable amount of an individual asset because it does not generate independent cash inflows, we test the entire cash generating unit (CGU) for impairment.

A CGU is the smallest identifiable group of assets that generates cash inflows largely independent of the cash inflows from other assets or groups of assets.

Recognition and measurement of an impairment charge
An item of property, plant and equipment, an intangible asset, or goodwill is impaired if the recoverable amount is less than the carrying amount. The recoverable amount of a CGU or asset is the higher of its:

•	fair value less costs to sell; and

•	value in use.

If our estimate of the asset's or CGU’s recoverable amount is less than its carrying amount, we reduce its carrying amount to the recoverable amount and recognize the loss in net income immediately.

We reverse a previously recognized impairment loss if our estimate of the recoverable amount of a previously impaired asset or CGU has increased such that the impairment recognized in a previous year has reversed. The reversal is recognized by increasing the asset's or CGU's carrying amount to our new estimate of its recoverable amount. The carrying amount of the asset or CGU subsequent to the reversal cannot be greater than its carrying amount if we had not recognized an impairment loss in previous years.

USE OF ESTIMATES AND JUDGMENTS
ESTIMATES
Components of an item of property, plant and equipment may have different useful lives. We make significant estimates when determining depreciation rates and asset useful lives, which require taking into account company-specific factors, such as our past experience and expected use, and industry trends, such as technological advancements. We monitor and review residual values, depreciation rates, and asset useful lives at least once a year and change them if they are different from our previous estimates. We recognize the effect of changes in estimates in net income prospectively.

In 2017, we reviewed the depreciation rates for all of our property, plant and equipment. The review resulted in an increase in the estimated useful lives of certain of our wireless network infrastructure assets. These changes have been applied prospectively. They did not have a material effect on our financial statements in 2017 and they will not have a material effect on depreciation in future periods.

We use estimates to determine certain costs that are directly attributable to self-constructed assets. These estimates primarily include certain internal and external direct labour, overhead, and interest costs associated with the acquisition, construction, development, or betterment of our networks.

Furthermore, we use estimates in determining the recoverable amount of property, plant and equipment. The determination of the recoverable amount for the purpose of impairment testing requires the use of significant estimates, such as:

•	future cash flows;

•	terminal growth rates; and

•	discount rates.

We estimate value in use for impairment tests by discounting estimated future cash flows to their present value. We estimate the discounted future cash flows for periods of up to five years, depending on the CGU, and a terminal value. The future cash flows are based on our estimates and expected future operating results of the CGU after considering economic conditions and a general outlook for the CGU's industry. Our discount rates consider market rates of return, debt to equity ratios, and certain risk premiums, among other things. The terminal value is the value attributed to the CGU's operations beyond the projected time period of the cash flows using a perpetuity rate based on expected economic conditions and a general outlook for the industry.

We determine fair value less costs to sell in one of the following two ways:

•
Analyzing discounted cash flows - we estimate the discounted future cash flows for periods of five to ten years, depending on the CGU, and a terminal value, similar to the value in use methodology described above, while applying assumptions consistent with those a market participant would make. Future cash flows are based on our estimates of expected future operating results of the CGU. Our estimates of future cash flows, terminal values, and discount rates consider similar factors to those described above for value in use estimates; or

•	Using a market approach - we estimate the recoverable amount of the CGU using multiples of operating performance of comparable entities and precedent transactions in that industry.

We make certain assumptions when deriving expected future cash flows, which may include assumptions pertaining to discount and terminal growth rates. These assumptions may differ or change quickly depending on economic conditions or other events. It is therefore possible that future changes in assumptions may negatively affect future valuations of CGUs and goodwill, which could result in impairment losses.

JUDGMENTS
We make significant judgments in choosing methods for depreciating our property, plant and equipment that we believe most accurately represent the consumption of benefits derived from those assets and are most representative of the economic substance of the intended use of the underlying assets.

EXPLANATORY INFORMATION

(In millions of dollars)	December 31, 2017			December 31, 2016			December 31, 2015
	Cost	Accumulated depreciation	Net carrying amount	Cost	Accumulated depreciation	Net carrying amount	Cost	Accumulated depreciation	Net carrying amount

Land and buildings	1,090	(397)	693	1,062	(375)	687	998	(347)	651
Cable and wireless networks	20,252	(13,206)	7,046	20,108	(13,035)	7,073	20,900	(13,579)	7,321
Computer equipment and software	4,996	(2,807)	2,189	4,296	(2,424)	1,872	5,294	(3,421)	1,873
Customer premise equipment	1,565	(1,090)	475	1,560	(1,156)	404	1,658	(1,197)	461
Leasehold improvements	496	(220)	276	457	(193)	264	423	(175)	248
Equipment and vehicles	1,246	(782)	464	1,169	(720)	449	1,311	(868)	443

Total property, plant and equipment	29,645	(18,502)	11,143	28,652	(17,903)	10,749	30,584	(19,587)	10,997

The tables below summarize the changes in the net carrying amounts of property, plant and equipment during 2017 and 2016.

(In millions of dollars)	December 31, 2016		December 31, 2017
	Net carrying amount	Additions [1]	Depreciation	Other [2]	Net carrying amount

Land and buildings	687	61	(30)	(25)	693
Cable and wireless networks	7,073	1,125	(1,150)	(2)	7,046
Computer equipment and software	1,872	867	(549)	(1)	2,189
Customer premise equipment	404	315	(244)	—	475
Leasehold improvements	264	40	(28)	—	276
Equipment and vehicles	449	102	(86)	(1)	464

Total property, plant and equipment	10,749	2,510	(2,087)	(29)	11,143

[1]	Excludes proceeds on disposition of $74 million (see note 28).

[2]	Includes disposals, reclassifications, and other adjustments.

(In millions of dollars)	December 31, 2015		December 31, 2016
	Net carrying amount	Additions	Depreciation	Impairment	Other [1]	Net carrying amount

Land and buildings	651	64	(28)	—	—	687
Cable and wireless networks	7,321	1,173	(1,216)	(205)	—	7,073
Computer equipment and software	1,873	732	(522)	(207)	(4)	1,872
Customer premise equipment	461	240	(296)	—	(1)	404
Leasehold improvements	248	46	(30)	—	—	264
Equipment and vehicles	443	97	(91)	—	—	449

Total property, plant and equipment	10,997	2,352	(2,183)	(412)	(5)	10,749

[1]	Includes disposals, reclassifications, and other adjustments.

Property, plant and equipment not yet in service and therefore not subject to depreciation as at December 31, 2017 was $1,076 million (2016 - $949 million). During 2017, capitalized interest pertaining to property, plant and equipment was recognized at a weighted average rate of approximately 4.0% (2016 - 3.9%).

In 2017, we disposed of certain land and building assets with a net carrying amount of $25 million. We received total proceeds of $74 million for these assets, thereby recognizing a $49 million gain on disposition.

Annually, we perform an analysis to identify fully depreciated assets that have been disposed of. In 2017, this resulted in an adjustment to cost and accumulated depreciation of $1,136 million (2016 - $3,557 million). The disposals had nil impact on the Consolidated Statements of Income.

IMPAIRMENT OF ASSETS AND RELATED ONEROUS CONTRACT CHARGES
During the year ended December 31, 2016, we recorded a total charge of $484 million for asset impairment and onerous contracts related to our legacy Internet Protocol television (IPTV) product. This charge is included within "restructuring, acquisition and other" on our Consolidated Statements of Income (see note 9).

(In millions of dollars)	Year ended December 31, 2016

Impairment of property, plant and equipment	412
Onerous contracts and other	72

Total impairment of assets and related onerous contract charges	484

The $484 million charge related to a change in strategic direction such that we discontinued the internal development of our legacy IPTV product in lieu of a forthcoming IPTV product being developed in tandem with Comcast Corporation. We have determined there is no significant salvage value for any of the assets that were impaired as determined based upon fair value less costs of disposal. The onerous contracts charges primarily represent the remaining contractual liabilities for the development of our IPTV product and were recognized in accounts payable and accrued liabilities. All related charges impacted our Cable segment.